UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2008

BAYWOOD INTERNATIONAL, INC.

(Exact name or registrant as specified in its charter)

Nevada	000-22024	77-0125664
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9380 E. Bahia Dr., Suite 1, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (480) 951-3956

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective October 20, 2008, Baywood International, Inc. (the “Company”), dismissed its principal independent accountant Malone & Bailey, PC (“M&B”). The Company’s Board of Directors approved the decision to dismiss M&B.

Except as reported in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, which stated that “[t]he accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern and that “the Company has suffered recurring losses from operations and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern,” the report of M&B on the Company’s financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  M&B did not perform the audit on the Company’s financial statements for the fiscal year ended December 31, 2006.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2007, and in the subsequent interim periods through October 20, 2008, there were no disagreements with M&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of M&B, would have caused M&B to make reference to the subject matter of the disagreement in connection with its report.

Effective October 20, 2008, the Company engaged Mayer Hoffman McCann P.C. (“MHM”) to act as the Company’s principal independent accountant.  The Board of Directors of the Company approved the decision to engage MHM.

During the fiscal years ended December 31, 2007 and 2006 and during all subsequent interim periods through October 20, 2008, the Company did not consult MHM regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MHM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) with its former accountants, M&B.

M&B was provided a copy of the foregoing disclosures and was requested to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures.  A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Malone & Bailey, PC. to the United States Securities and Exchange Commission, dated (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYWOOD INTERNATIONAL, INC.

Dated: October 22, 2008	By:	/s/ NEIL REITHINGER
Neil Reithinge President and Chief Executive Officer

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